UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Cracker Barrel Old Country Store, Inc.

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Cracker Barrel Old Country Store, Inc. (the “Company”) used the following investor presentation in meetings with investors beginning on October 16, 2013. This investor presentation was also posted to the “Proxy Contest” section of the Company’s Investor Relations website, investor.crakerbarrel.com.

Driving Performance Focused On The Road Ahead Fall 2013 – Investor Presentation

Important Additional Information
Cracker Barrel Old Country Store, Inc. (the “Company”) urges caution in considering current trends and earnings guidance disclosed in this presentation.  Except for specific historical information, matters discussed in this presentation are forward looking statements that involve risks, uncertainties and other factors that may cause actual results and performance of the Company to differ materially from those expressed or implied in this discussion. All forward-looking information is provided pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995.
More detailed information on risks, uncertainties and other factors is provided in the Company’s filings with the Securities and Exchange Commission, press releases and other communications.
Cracker Barrel, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Cracker Barrel shareholders in connection with the matters to be considered at Cracker Barrel’s 2013 Annual Meeting. On October 2, 2013, Cracker Barrel filed a definitive proxy statement (as it may be amended, the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in
connection with any such solicitation of proxies from Cracker Barrel shareholders. INVESTORS AND SHAREHOLDERS ARE STRONGLY
ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC
CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Detailed
information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the
Proxy Statement, including Annex A thereto. Shareholders can obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Cracker Barrel with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of our corporate website at www.crackerbarrel.com.

Table of Contents
I. Cracker Barrel’s Track Record of Success
II. An Unparalleled Guest Experience
III. The Results
IV. Special Dividend Proposal
V. Biglari’s Corporate Governance Record Continues to Concern Us
Appendix

W
S

COARSE GROUND GRITS
Pancake
Coffee

Cracker Barrel
Old Country Store

I. Cracker Barrel’s Track Record of Success

24%
38%
38%

45
30
15
0
A
B
C
D
E
F
G
H
I
Brands

Restaurant News
CONSUMER PICKS 2013
#1 FAMILY RESTAURANT

4

Cracker Barrel’s Heritage – Pleasing People Since 1969
Source:  Public filings, Technomic, and Company website
(1)    Percentages represent each day-part’s percentage of restaurant sales in FY2013.
(2)    Brands include:  Applebee’s, Bob Evans, Chili’s, Denny’s, IHOP, Olive Garden, Outback, Red Lobster, and Steak ‘n Shake.
Highly differentiated concept providing wholesome
connections to guests
625 old-fashioned country stores welcome ~215 million
guests a year
~$2.64bn in annual revenues; ~20% of annual revenues
coming from retail business
Welcome break for travelers across 42 states
Lunch Breakfast
Dinner Technomic Brand Metrics Study -
Brand Uniqueness
The Cracker Barrel Concept
Diversified
Menu and Meal Offerings
Delivering a Recognized Guest
Experience
Cracker Barrel  is Perceived to be
More Unique Than Competitors
2
1

Since 2011 Initial Announcement of Strategic Priorities, CBRL’s
Share Price Is Up 159%...
Source:  Public filings, Bloomberg, and IBES
Note:  12-Sep-2011 represents the day prior to announcement of Strategic Priorities on 13-Sep-2011. Proxy fight related annotations shaded green.
$39.86
$ 103.18
$30
$40
$50
$60
$70
$80
$90
$100
$110
Sep-2011 Jan-2012 May-2012 Sep-2012 Jan-2013 May-2013 Sep-2013
12-Sep-2011 to 30-Sep-2013
13-Sep-2011
New CEO
Sandy Cochran
announces
Strategic
Priorities
22-Nov-2011
CBRL reports Q1 2012 Results:
Exceeds IBES quarterly EPS estimates
Quarterly Comparable Restaurant Sales
dining index
20-Dec-2011
A majority of
votes cast by
shareholders
(~74% of non-
Biglari shares)¹
are for CBRL's
slate of directors
21-Feb-2012
CBRL reports Q2 2012 Results:
Exceeds IBES quarterly EPS estimates
Quarterly Comparable Restaurant Sales
dining index
19-Sep-2012
CBRL reports Q4 and FY 2012 Results:
Exceeds IBES quarterly EPS estimates
Quarterly Comparable Restaurant Sales
22-May-2012
CBRL reports Q3 2012 Results:
Exceeds IBES quarterly EPS estimates
Quarterly Comparable Restaurant Sales
dining index
15-Nov-2012
A majority of votes cast by
shareholders
(~90% of non-Biglari
shares)¹
are for CBRL's
slate of directors, an even
higher percentage than
2011 vote
29-Nov-2012
CBRL reports Q1 2013 Results:
Exceeds IBES quarterly EPS estimates
Quarterly Comparable Restaurant Sales
dining index
26-Feb-2013
CBRL reports Q2 2013 Results:
Exceeds IBES quarterly EPS estimates
Quarterly Comparable Restaurant Sales
index
03-Jun-2013
CBRL reports Q3 2013 Results:
Exceeds IBES quarterly EPS estimates
Quarterly Comparable Restaurant Sales
index
18-Sep-2013
CBRL reports Q4 and FY 2013 Results:
Exceeds IBES quarterly EPS estimates
Quarterly Comparable Restaurant Sales
dining  index
index
outperform Knapp-Track™ casual dining
outperform Knapp-Track™ casual
outperform Knapp-Track™ casual
outperform Knapp-Track™ casual
outperform Knapp-Track™ casual
outperform Knapp-Track™ casual
(1) Percentages based on number of shares voted excluding shares controlled by Biglari Holdings and its affiliates.
outperform Knapp-Track™ casual dining
outperform Knapp-Track™ casual dining

Indexed Price
159%
83%
45%
44%
40%
34%

Indexed Price
52%
34%
18%
16%
16%
7%

6

Cracker Barrel Peer Set S&P 500 Restaurant Index S&P 600 Restaurant Index S&P 1,500 Restaurant Index S&P 500 Index
…Dramatically Outperforming Benchmarks
80%
90%
100%
110%
120%
130%
140%
150%
160%
Oct-2012 Nov-2012 Jan-2013 Mar-2013 May-2013 Jul-2013 Sep-2013
70%
100%
130%
160%
190%
220%
250%
280%
Sep-2011 Jan-2012 May-2012 Sep-2012 Jan-2013 May-2013 Sep-2013
1-Oct-2012 to 30-Sep -2013
12-Sep-2011 to 30-Sep-2013
Source:  Bloomberg as of 30-Sep-2013
Note:  Peer Set includes BH, BOBE, EAT, CAKE, DRI, DENN, RT, TXRH. S&P 500 Restaurant Index includes the restaurant companies in the S&P 500 Index:  CMG, DRI, MCD,
SBUX, YUM.  S&P 600 Restaurant Index includes the restaurant companies in the S&P 600 Index:  BJRI, BH, BWLD, CEC, CBRL, DIN, JACK, PZZA, RRGB, RT, RUTH, SONC,
TXRH.  S&P 1,500 Restaurant Index includes the restaurant companies in the S&P 1,500 Index:  BJRI, BH, BOBE, EAT, BWLD, CEC, CAKE, CMG, CBRL, DRI, DIN, DPZ, JACK,
MCD, PNRA, PZZA, RRGB, RT, RUTH, SONC, SBUX, TXRH, WEN, YUM. All indices market capitalization weighted.
(1)
12-Sep-2011 represents the day prior to announcement of Strategic Priorities on 13-Sep-2011.
Trailing Twelve Months
1
Since Announcement of Strategic Priorities

Since Announcing Strategic Priorities, CBRL Has Generated
Tremendous Shareholder Value
Source:  Public filings and Bloomberg
Note: 12-Sep-2011 represents the day prior to announcement of Strategic Priorities on 13-Sep-2011. Years relate to CBRL fiscal years.
($ in millions)
$ 915.8
$ 1,485.4
$ 67.8
$ 18.5 $ 2,487.5
12-Sep 2011
02-Aug-2013
Total
Shareholder
Value
$1,571.7
CBRL Equity
Market Cap.
2013 Increase
in CBRL Equity
Market Cap.
2012 Increase
in CBRL Equity
Market Cap.
Dividends Paid
Shares
Repurchased
Fiscal Year 2012 Fiscal Year 2013

Consistently Improving Adjusted Earnings Per Share
$ 5.60
$ 3.62
$ 3.81
$ 4.34
$ 4.97
$ 5.80
$ 0.00
$ 1.00
$ 2.00
$ 3.00
$ 4.00
$ 5.00
$ 6.00
2010 2011 2012 2013 2014 Guidance Range
rd
Source:  Public filings
Note: EPS numbers adjusted for 53 week in 2012, and all years adjusted for proxy contest expenses, tax reinstatements, severance and restructuring charges where applicable.
Please see Appendix for reconciliation of GAAP basis operating results to adjusted non-GAAP operating results.  2014 Guidance Range as publicly announced on 18-Sep-2013.
Years relate to CBRL fiscal years.

Despite Two Shareholder Votes In Favor of CBRL Nominees and
Strong Business Performance… We Are Here Again
…While CBRL Continues to Deliver Strong Performance for Shareholders
Generating superior returns for shareholders – Delivered ~65% in Total Shareholder Return in fiscal year 2013 and ~172% since the initial announcement of its six strategic priorities in September 2011
Returning ~$68 million in cash dividends to its shareholders during the past two fiscal years and tripling the quarterly dividend since
November 2011
Returning ~$18.5 million in cash through share repurchases during the past two fiscal years
Seven consecutive quarters of positive comparable store traffic, restaurant sales and retail sales, and outperforming the
Knapp-Track casual dining index
Ranking first in the Company’s category for Nation’s Restaurant News’ consumer survey three years in a row
Despite Being Rejected by a Significant Margin of Votes Cast by CBRL Shareholders in Each of the Last Two Years,
Sardar Biglari Remains Insistent in His Campaign Against Cracker Barrel…
2011 Votes Cast by non-Biglari Shareholders
1
2012 Votes Cast by non-Biglari Shareholders
1
Cracker Barrel
Nominees ~74%
Biglari Nominees
~26%
Cracker Barrel
Nominees ~90%
Biglari Nominees
~10%
2
3
TM
(1)
Percentages based on number of shares voted excluding shares controlled by Biglari Holdings and its affiliates.
(2)
Total Shareholder Return calculated by share price appreciation and dividends paid (assumes dividends paid are re-invested into the stock (purchasing more shares) on the ex-date of the dividend).
(3)
12-Sep-2011 represents the day prior to announcement of Strategic Priorities on 13-Sep-2011. Market data as of 30-Sep-2013.
Source:  Public filings and Bloomberg

II. An Unparalleled Guest Experience

ENHANCE THE CORE

EXTEND THE BRAND

EXPAND THE FOOTPRINT

11

Review of 2013 Business Priorities and Accomplishments
Refresh Select Menu Categories
Grow Retail Sales with Unique Merchandise
Build on Successful Handcrafted Marketing Campaign
Invest In and Leverage Technology
Expand the Brand Through eCommerce and Licensing
Continued Focus on Shareholder Return
1
2
3
4
5
6

Cracker Barrel
COUNTRY DINNER PLATES $7.69
14 CHOICES
Next Exit

WHAT'S NEW
DINNER PLATES

Wholesome
Fixin's

12

Refresh Select Menu Categories
Value
Reinforced the affordability of Country Dinner Plates,
satisfying guests’ needs for more affordable options
Over 10 entrée choices with two sides and bread service at a
$7.69 price point, as well as seasonal promotions of
additional entrée choices
Better-For-You
Wholesome Fixin’s
Key Menu Initiatives Focused on Satisfying Guests’ Needs for Affordable Options,
Healthier Items and Customizable Choices
1
— New menu category focused on healthier items that provide
flavorful and fresh options for under 500 calories at breakfast and under 600 calories at lunch and dinner
— Tested throughout the year and added to core menu in the first quarter of fiscal 2014
— Four new healthy sides permanently added to the core menu:
Fresh Steamed Broccoli, Mixed Seasonal Vegetables, Cheese
Grits and Fresh Seasonal Fruit

Grow Retail Sales with Unique Merchandise
Under leadership of Senior Vice President of Retail, Laura Daily, who
joined the Company in May 2012, there is an increased focus on merchandising assortment and an increased number of themes
Developed collections with broad generational appeal and unique /
nostalgic product assortments. Examples include our Horse theme and
Guys Garage theme, both of which consisted of a variety of gifts, accessories and home décor items
One of the Company’s strongest retail categories, women’s apparel and accessories, continued to see growth throughout the year
Source:  Public filings
Note: Years relate to CBRL fiscal years.
2
Key Focus Areas
Unique Retail Merchandise
Driving Strong Annual
Comparable Store Retail Sales
1.6%
2.9%
2012 2013

ENHANCE
THE CORE

Cracker Barrel
MADE FROM SCRATCH ALL DAY
Next Exit
Cracker Barrel
FRESH MEALS. FRIENDLY PRICES.
Next Exit

14

(3.8)%
1.1%
0.6%
1.4%
0.8%
0.2%
0.7%
0.6%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
Build on Successful Handcrafted Marketing
Campaign
Refreshed ~1,600 billboards to focus on Handcrafted by Cracker
Barrel advertising campaign
— ~300 billboards display sharp price point messaging around $5.99
Daily Lunch Specials or $7.69 Country Dinner Plates
Continued with Handcrafted by Cracker
Barrel media advertising, using national
cable to drive brand awareness and spot
radio to deliver product news during busy
holiday and summer seasons
Engaged with guests through exclusive music
program with sponsorships of Josh Turner’s
“Live Across America” and Brad Paisley’s
“Beat This Summer” tours
Handcrafted by Cracker Barrel
National Television Commercial
Key Focus Areas
Driving Strong Quarterly Comparable Store Traffic
Source:  Public filings
Note: Years relate to CBRL fiscal years.
Cracker Barrel Exclusive
Special Edition Album
3
2012 2013

Invest In and Leverage Technology
Adopted improvements to labor system and processes to
increase hourly labor productivity and reduce administrative work for the management team, allowing them more time for
guest interaction
Source:  Public filings
Increased Productivity
Implemented New Merchandise Planning System
Implemented new merchandise planning system to better
manage product purchasing for retail stores, allowing the
Company to take advantage of opportunistic buys for current
trends and move more products through retail stores
Enhanced Food Production System
Implemented second phase of food production planning
system, which has reduced food waste by better matching
daily production to demand
4
Focused on Initiatives to Reduce Costs and Improve the Guest Experience
Adj. Operating Income as % Sales
1
6.9%
7.4%
7.8%
2011 2012 2013
(1) Figures adjusted for 53     week in 2012, and all years adjusted for proxy contest expenses, tax reinstatements, severance and restructuring charges where applicable. Please see
Appendix for reconciliation of GAAP basis operating results to adjusted non-GAAP operating results. Years relate to CBRL fiscal years.
rd

Old Country Store
EXTEND
THE BRAND

twitter
Pinterest

16

Expand the Brand Through eCommerce and
Licensing
While expected to be a small part of retail sales in fiscal 2014, the Company is investing in its eCommerce infrastructure to establish a platform for long-term sales growth
eCommerce
Initiatives
Licensing
Initiatives
During week of October 7, 2013, the first shipment of seven licensed products under the CB Old Country
Store brand were sent to grocery stores and mass merchandisers
Products, under the CB Old Country Store brand, include maple and smoked bacon, spiral ham and four types of lunch meat: oven roasted turkey, smoked turkey, smoked ham, and honey ham
–
5

6

EXPAND THE FOOTPRINT

Dividend Yield
4.8%
2.9%
2.4%
2.2%
1.8%
1.3%
0.0%
0.0%
0.0%
Median = 1.5%
CBRL
DRI
EAT
BOBE
TXRH
CAKE
DENN
RT
BH

LTM Dividend Payout Ratio
78.0%
60.4%
51.9%
43.6%
41.0%
29.8%
0.0%
0.0%
0.0%
Median = 35.4%
CBRL
DRI
BOBE
TXRH
EAT
CAKE
DENN
RT
BH

$0.22
14%
$0.25
60%
$0.40
25%
$0.50
50%
$0.75
26-May-2011
13-Sep-2011
26-Apr-2012
19-Sep-2012
03-Jun-2013

✓

✓

✓

✓

✓

17

Continued Focus on Shareholder Return
Paid ~$45 million in total cash dividends – driven by the
tripling of the quarterly dividend since September 2011
Repurchased ~$3.6 million of shares
Repaid ~$125 million in long term debt
Opened eight new stores
Reinvested ~$74 million in the Company through capital
expenditures
Source: Public filings and Bloomberg
Note: Market data as of 30-Sep-2013.
(1)
Dividend Yield calculated as latest annualized dividend per share divided by share price as of 30-Sep-2013.
(2) LTM Dividend Payout Ratio calculated by annualizing latest paid quarterly dividend per share divided by LTM adjusted diluted earnings per share or diluted earnings per share from continuing operations per respective peer. For CBRL, please see Appendix for reconciliation of GAAP basis operating results to adjusted non-GAAP operating results.
(3) Quarterly dividends per share shown at declared dates of increases to quarterly dividend since 26-May-2011, which represents dividend per share prior to announcement of
Strategic Priorities on 13-Sep-2011.  Latest declared quarterly dividend was $0.75 on 26-Sep-2013.
3
1,2
Quarterly Dividend per Share Since September 2011
Additional Focus on Shareholder Return in Fiscal Year 2013
Shareholder-Focused Dividend Policy

III. The Results

80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
(10.0)%
Share Price Appreciation
Dividend Contribution
56.8%
4.5%
52.3%
54.4%
3.2%
51.2%
50.5%
4.0%
46.5%
24.7%
1.6%
23.1%
22.9%
22.9%
20.6%
2.8%
17.8%
19.4%
19.4%
2.5%
2.5%
(13.3)%
3.5%
(16.8)%
Median Total Shareholder Return = 21.8%
1-Oct-2012 to 30-Sep-2013
Bob Evans
The Cheesecake Factory
Denny's
BRINKER INTERNATIONAL
BIGLARI HOLDINGS INC.
Ruby Tuesday
DARDEN

19

CBRL Has Delivered Best in Class Total Shareholder Return
Over Past Year
Source:  Bloomberg
Note:  Total Shareholder Return calculated by share price appreciation and dividends paid (assumes dividends paid are re-invested into the stock (purchasing more shares) on the ex-date of the dividend).
(1)  Darden share price appreciation bar not to scale.
1

Continued Strong Operating Performance
YOY Growth % 6.0% 2.5% YOY Growth % 8.5% 7.4%
Margin % 11.1% 11.4% 11.9%
($ in millions)
$ 2,434
$ 2,580
$ 2,645
2011 2012 2013
$ 271
$ 294
$ 316
2011 2012 2013
Total Revenue
Adjusted EBITDAR¹
rd
(1) Figures adjusted for 53   week in 2012, and all years adjusted for proxy contest expenses, tax reinstatements, severance and restructuring charges where applicable. Please see Appendix for reconciliation of GAAP basis operating results to adjusted non-GAAP operating results. Rent expense excludes advertising related billboard rentals expenses.
Source: Public filings
Note: Years relate to CBRL fiscal years.

Acceleration of Comparable Store Restaurant Sales
TM
Cracker Barrel vs.
Knapp-Track™
(2.5)% 1.3% 2.1% 3.5% 3.6% 4.2% 3.1% 4.5%
Outperformed Knapp-Track
TM
Casual Dining Index For The Last Seven Quarters
Cracker Barrel Comparable Restaurant Sales
Source:  Public filings and Knapp-Track™
Note: Knapp-Track™ Casual Dining Index Comparable Sales figure is an approximation based on respective weekly averages.  Quarters relate to Cracker Barrel’s fiscal year.
Knapp-Track Casual Dining Index Comparable Sales
(1.6)%
3.5%
3.1%
3.8%
3.3% 3.3%
3.1%
2.6%
0.9%
2.2%
1.0%
0.3%
(0.3)%
(0.9)%
(0.0)%
(1.9)%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2012 2013

Cracker Barrel		Brands								
			A	B	C	D	E	F	G	H	I
	Rank	%	%	%	%	%	%	%	%	%	%
Menu Variety	1st	65	50[1]	56[1]	51[1]	52[1]	55[1]	57[1]	53[1]	63	49[1]
Availability of Healthy Options	1st	53	46[1]	48[1]	40[1]	40[1]	43[1]	49[1]	43[1]	48[1]	28[1]
Welcoming, Comfortable Atmosphere	1st	71	54[1]	59[1]	55[1]	46[1]	50[1]	65[1]	66[1]	65[1]	50[1]
Kid-Friendly	1st	63	45[1]	51[1]	45[1]	47[1]	52[1]	47[1]	43[1]	44[1]	50[1]
Portion for Price Paid	1st	66	54[1]	57[1]	53[1]	52[1]	52[1]	60[1]	55[1]	58[1]	50[1]
Ability to Provide Value Through High-Quality Menu Items	1st	59	44[1]	50[1]	45[1]	40[1]	43[1]	51[1]	51[1]	53[1]	44[1]
Prices Relative to Other, Similar Restaurants	1st	57	42[1]	44[1]	39[1]	41[1]	40[1]	43[1]	40[1]	41[1]	42[1]
Food Quality	1st	73	58[1]	63[1]	50[1]	51[1]	57[1]	69[1]	70	73	57[1]
Food Taste & Flavor	2nd	72	59[1]	65[1]	62[1]	53[1]	59[1]	70	72	75	61[1]
Pleasant, Friendly Service	2nd	76	67[1]	73	69[1]	64[1]	64[1]	74	77	76	67[1]

22

Delivering an Outstanding Guest Experience
Note:  Brands include:  Applebee’s, Bob Evans, Chili’s, Denny’s, IHOP, Olive Garden, Outback, Red Lobster, and Steak ‘n Shake.
(1)  Denotes rating significantly lower than Cracker Barrel at the 95% level of confidence (base: approx. 930 respondents per chain).
Leader in Eight of Ten Categories
Source: Technomic Consumer Brand Metrics Study Q1 2011 – Q1 2013

1
2
3
4
5
Updated Business Priorities to Continue Driving
Performance Through 2014
Focus on Better-For-You menu
additions and reinforce everyday
value
Introduce Better-For-You menu items with our
Wholesome Fixin's program launch
Increase value proposition with menu and process
adjustments designed to increase overall guest
satisfaction while maintaining our affordable price points
Continue messaging in support of
the brand, menu, and merchandise
Continue “Handcrafted” marketing campaign with
additional national television during the first quarter to
support the Wholesome Fixin's launch
Drive retail sales with quality,
depth, and breadth of the
merchandise assortment
Increase the quality and number of themes
Create consistency with promotions and inventory
pipeline to smooth the sales curve
Focus on improving operations
and margins by applying
technology and process
improvements
Evolve the employee and guest experiences
Implement technology to improve through-put,
efficiencies and food quality
Streamline processes to increase labor productivity
Maximize long-term total
shareholder value
Grow the sustainable quarterly dividend over time
Reinvest capital in the business to support existing
stores and expand the footprint with modest new unit
growth
Extend the brand outside the four walls

IV. Special Dividend Proposal

Why You Should Vote Against the $20 Per Share Special
Dividend Proposal
In response to Biglari's proposed call of special meeting for shareholder advisory vote on a $20 per share Special Dividend, the Board determined to include the proposal on the Annual Meeting ballot with a recommendation that shareholders vote AGAINST the proposal
The Company currently deploys meaningful funds for capital expenditures related to existing stores, new store development, improvement initiatives and other appropriate investments in order to ensure the long-term success and future growth of the business
A $20 per share Special Dividend, representing an aggregate amount of more than $475 million, would require a substantial increase in leverage and in the Company’s risk profile. Such leverage would reduce the Company’s flexibility to both deal with contingencies and continue to invest in and grow the business in a way that the Board believes increases long-term results and enhances total returns to all shareholders
The Board believes that the Company’s policies have strongly supported the generation of significant cash from its operating business, allowing the Company to triple the annual dividend from November 2011 to today, while maintaining a prudent risk profile and allowing the operating results to significantly enhance the growth in its stock price
The Board is keenly focused on effective capital allocation that delivers long-term value to all shareholders and will continue to assess on a regular basis the Company’s capital allocation policy, including all alternatives to return capital to shareholders as well as to continue to make important investments in the core business
The Board Recommends That You Vote AGAINST This Proposal
Background
Board’s Rationale and Why You Should Vote AGAINST This Proposal

V. Biglari’s Corporate Governance Record Continues to Concern Us

We Believe Biglari’s Corporate Governance Track Record Would
Not Be Right for This Board
Source: Public filings
Note:  Please see following pages for additional detail.
Sardar Biglari used Biglari Holdings' funds to obtain personal voting control of ~15% of Biglari Holdings shares
Biglari Holdings transferred ~3.8 million shares of CBRL stock to The Lion Fund (which is controlled by Sardar
Biglari) with a 5-year lock-up
— This restructuring transferred control over an asset that constituted ~58% of Biglari Holdings’ market cap from the public company to The Lion Fund controlled by Sardar Biglari
Biglari Holdings entered into a Trademark License Agreement with Sardar Biglari which requires the Company to pay Sardar Biglari 2.5% of revenues per year upon certain events such as Sardar Biglari’s termination from the Company or a Change of Control
Biglari has engaged in several other transactions which we believe are self-interested
1
2
— 2.5% of Biglari Holdings’ FY2012 revenues was ~$18 million
— This includes changing his compensation structure (potentially circumventing the compensation cap), repeatedly proposing a dual class structure at Biglari Holdings, and completing a rights offering that diluted non-participating shareholders, among others
(1)
Percentage represents value of ~4.0mm CBRL shares held in The Lion Fund II ($103.18 per share) divided by BH market capitalization of $711mm as of 30-Sep-2013.
(2)
See definition of revenue and additional detail on slide 29.

We Believe Biglari’s Corporate Governance Track Record Would
Not Be Right for This Board (Cont.)
Source:  Public filings
Note:  Diagram simplified for illustrative purposes. References to The Lion Fund denote The Lion Fund I, L.P.
(1)
Biglari Holdings Schedule 13D/A, filed 24-Sep-2013.
(2)
Biglari Holdings Form 10-K, filed 10-Dec-2012, page 18.
Sardar Biglari Used Biglari Holdings' Funds to Obtain Personal Voting Control of ~15% of Biglari Holdings Shares
General Partner
~1%
2010 Cash
Investment
Limited
Partnership
Interests
In 2010, Biglari Holdings invested ~$36mm in The
Lion Fund
2
and The Lion Fund acquired ~15% of
Biglari Holdings shares
The General Partner of The Lion Fund is Biglari
Capital Corp., which Sardar Biglari acquired in
July 2013
Sardar Biglari claims voting and investment power
over the BH shares
1
~15% of
BH
Shares
1
Biglari
Holdings
The Lion
Fund
Sardar
Biglari
1

In July and September 2013, Biglari Holdings undertook a series of complicated restructurings which included, among other things, Biglari
Holdings transferring ~3.8 million shares of CBRL stock to The Lion Fund with a 5-year lock-up
— Under the terms of the partnership agreement with The Lion Fund, CBRL shares contributed to The Lion Fund are subject to a five-
year lock-up period; any distribution upon BH’s withdrawal of funds will be paid out over two years
We Believe Biglari’s Corporate Governance Track Record Would
Not Be Right for This Board (Cont.)
(1)
Percentage represents value of ~4.0mm CBRL shares held in The Lion Fund II ($103.18 per share) divided by BH market capitalization of $711mm as of 30-Sep-2013.
(2) Per Biglari Holdings public filings; Revenues means all revenues received, on an accrual basis under GAAP, by Biglari Holdings, its subsidiaries and affiliates from the following: (1) all
Products and Services covered by the License Agreement bearing or associated with the names Biglari and Biglari Holdings at any time (whether prior to or after a Triggering Event). This category would include, without limitation, the use of Biglari or Biglari Holdings in the public name of a business providing any covered Product or Service; and (2) all covered Products,
Services and businesses that Biglari Holdings has specifically identified, prior to a Triggering Event, will bear, use or be associated with the name Biglari or Biglari Holdings. Brands.  On 14-
May-2013, Biglari Holdings, Steak n Shake, and Steak n Shake Enterprises entered into a Trademark Sublicense Agreement.  Accordingly, revenues received by Biglari Holdings, its subsidiaries and affiliates from Steak n Shake’s restaurants, products and brands would come within the definition of Revenues for purposes of the License Agreement.
(3)
Percentage represents net earnings attributable to Biglari Holdings divided by total net revenues for FY2012 as disclosed by Biglari Holdings.
Source: Public filings
Note:  References to The Lion Fund denote The Lion Fund II, L.P.
A “Triggering Event”, such as a change of control or certain conditions under which Sardar Biglari leaves BH, will entitle Sardar
Biglari to receive a royalty of 2.5% of revenues for at least five years; Biglari Holdings’ FY2012 Net Income margin was ~2.9%
This restructuring transferred voting and investment control over an asset that constituted ~58% of Biglari Holdings’ market cap from the public company to Sardar Biglari, who acquired the General Partner of The Lion Fund from Biglari Holdings
We Believe Biglari Has Engaged in Several Other Self-Interested Transactions – Increasing His Control
3
1
2
In January 2013, Biglari Holdings entered into a Trademark License Agreement with Sardar Biglari, in which Sardar Biglari granted to Biglari
Holdings an exclusive license to use the name “Biglari” with an expiration of twenty years

Prior to the July 2013 restructuring Sardar Biglari’s compensation was subject to a shareholder-approved cap
— In FY2012, Sardar Biglari received the maximum bonus payment possible, primarily driven by investment gains in CBRL
— At Biglari Holdings’ 2013 Annual Meeting, a non-binding advisory “say on pay” vote failed by a margin of ~46% against to ~33% for, with
~21% of shareholders abstaining
The July 2013 restructuring may serve to circumvent this incentive compensation cap
— As General Partner of The Lion Fund, Biglari Capital Corp. (owned by Sardar Biglari) will receive an incentive reallocation equal to 25% of the net profits allocated to the limited partners (including Biglari Holdings) in excess of their applicable hurdle rate – including investment gains on the CBRL shares transferred to The Lion Fund – without a compensation cap
We Believe Biglari’s Corporate Governance Track Record Would
Not Be Right for This Board (Cont.)
Source: Public filings
Note:  References to The Lion Fund denote The Lion Fund II, L.P.
(1)
(2)
We Believe Biglari Has Engaged in Several Other Self-Interested Transactions – Compensation
1
2
Biglari Holdings Schedule 14A, filed 27-Feb-2013, page 21.
Biglari Holdings Form 8-K, filed 3-Jul-2013.

In September 2012, Biglari Holdings agreed to pay an $850,000 civil penalty to resolve a Federal Trade Commission complaint for failing to comply with the Hart-Scott-Rodino Act in amassing its initial position in Cracker Barrel
Biglari Holdings has regularly proposed a dual class structure of high vote / low vote stock at Biglari Holdings
— Biglari Holdings delayed or adjourned a special meeting to authorize the dual class structure three times
— Ultimately, Biglari Holdings stated it had postponed a special meeting to implement a dual class structure and conducted a rights offering as an alternative; however, Biglari Holdings noted should it be unable to effectuate a dual class structure, Biglari Holdings expects to conduct additional rights offerings
Biglari Holdings announced the completion of a rights offering on September 16, 2013
— The Rights Offering, which was at a 36%-38% discount of to market
1
, required existing shareholders to participate in the offering in order to prevent dilution of their ownership stake
In July 2013, as part of the restructuring, Sardar Biglari acquired 100% of the stock of Biglari Capital Corp. for ~$1.7 million
2
, an asset that Biglari
Holdings previously purchased from Sardar Biglari in 2010 for ~$4.1 million
3
We Believe Biglari’s Corporate Governance Track Record Would
Not Be Right for This Board (Cont.)
(1)
Per Biglari Holdings prospectus filed on 22-Aug-2013; the subscription price per share represents a discount of approximately 36.8% from $419.07, the average of the closing prices of
BH common stock over the 31-trading day period ended 6-Aug-2013, the last trading day immediately prior to the announcement of this offering, and a discount of approximately 38.2%
from $428.47, the closing price of BH common stock on 6-Aug-2013.  Based on subscription price of $265.00 per whole share.
(2)
Biglari Holdings Form 8-K, filed 3-Jul-2013.
(3)
Biglari Holdings Form 10-K, filed 13-Dec-2010.
Source: Public filings
Other Corporate Governance Matters at Biglari Holdings

$27,855
(39)%
$17,038
FY 2012
(Dec 2011)
FY 2013
(Dec 2012)
Q1
$26,565
(38)%
$16,557
FY 2012
(Apr 2012)
FY 2013
(Apr 2013)
Q2
$18,237
(26)%
$13,526
FY 2012
(Jul 2012)
FY 2013
(Jul 2013)
Q3

+14%
$83,338
$94,961
FY 2012
(Jan 2012)
FY 2013
(Feb 2013)
Q2
+6%
$66,778
$71,073
FY 2012
(Apr 2012)
FY 2013
(May 2013)
Q3
+8%
$81,665
$88,037
FY 2012
(Aug 2012)
FY 2013
(Aug 2013)
Q4

32

Cracker Barrel’s Operating Performance Has Outshined Biglari’s
Steak ‘n Shake Business…
($ in thousands)
…While Cracker Barrel Has Experienced Improvement in Earnings per Store
3
Steak ‘n Shake Earnings per Store Have Fallen Since These Proxy Fights Began...
2
(1)
Per Biglari Capital Corp.’s definitive proxy statement filed on 8-Oct-2013.
(2)
Earnings per Store as measured by Steak ‘n Shake’s earnings before income taxes and noncontrolling interests as reported by BH over period average store count.  Quarters relate to BH fiscal year.
(3)
Earnings per Store as measured by Cracker Barrel’s adjusted operating income as reported by CBRL over period average store count.  Please see Appendix for reconciliation of GAAP basis operating results to adjusted non-GAAP operating results. Quarters relate to CBRL fiscal year.
Source:  Public filings
Note: Time frames referenced relate to ending month of respective quarter.  Quarters represent last three reported quarters per respective company.  Metrics used to show approximate trend in Earnings per Store for both businesses, metrics do not use identical methodology due to lack of publicly disclosed information.
“We believe operating income per store … is the metric that more accurately reflects the
Company’s underlying performance and long-term financial health.”
Biglari Capital Corp. (8-Oct-2013)
1

…As Has Cracker Barrel’s Stock Price Performance Vis-à-Vis
Biglari Holdings
Source:  Bloomberg and public filings
Note:  12-Sep-2011 represents the day prior to announcement of Strategic Priorities on 13-Sep-2011.
Cracker Barrel Shares Currently Account for ~69% of BH’s Market Capitalization
70%
100%
130%
160%
190%
220%
250%
280%
Sep-2011 Jan-2012 May-2012 Sep-2012 Jan-2013 May-2013 Sep-2013
12-Sep-
2011 to 30-Sep
-
2013
Cracker Barrel Biglari Holdings
159%
49%
1
(1)   Represents market value of $489mm stake in CBRL ($103.18 per share) owned by Biglari Holdings and its affiliates divided by BH market capitalization of $711mm as of 30-
Sep-2013.

The Cracker Barrel Board is Composed of Highly Experienced Individuals
Cracker Barrel’s Outstanding Board
Source:  Public filings
Board Member Summary Biography
First Elected
to Board Independent
Sandy Cochran
President and CEO, Cracker Barrel Old Country Store, Inc.
Former CEO, Books-A-Million, Inc.
2011
Tom Barr
President and COO, Hailo Network, USA
Former Vice President, Global Coffee at Starbucks Corporation
2012
Jim Bradford
(Chairman)
Former Dean of Vanderbilt University's Owen Graduate School of Management
Former President and CEO, AFG Industries, Inc.
2011
Glenn Davenport
President of G.A. Food Service, Inc.
Former Chairman and CEO, Morrison Management Specialists
2012
Dick Dobkin Former Managing Partner, Tampa, FL office of Ernst & Young, LLP 2005
Norm Johnson Former Executive Chairman and CEO, CLARCOR Inc. 2012
Bill McCarten
Chairman of the Board, DiamondRock Hospitality Company
Former President and CEO, HMSHost Corporation
2011
Coleman Peterson
President and CEO, Hollis Enterprises, LLC
Former Chief People Officer, Wal-Mart Stores, Inc.
2011
Andrea Weiss
President and CEO, Retail Consulting, Inc.
Former President, dELiA*s Corp.
2003

Analysts Continue to Comment Favorably on the Strategy
Put Forth by the Incumbent Board and Management Team
Source:  Publicly available equity research reports
Note:  Permission to use quotations neither sought nor obtained. Emphasis added.
“Under the leadership of CEO Sandy Cochran, management
has taken increasingly proactive steps to enhance its core
and iconic Cracker Barrel brand; refine and increase the
relevancy of its food, service, and retail products; and
improve the marketing of its concept to a broadened
consumer
marketplace.”
Bob Derrington, Wunderlich Securities; 6-Sep-2013
“Cracker Barrel’s EPS results demonstrate that management’s
turnaround efforts continue to substantially improve the
business...
We believed that the maturity of the brand was such
that the sustained and material improvement was beyond reach;
management has proven us very wrong, and our hat is off to
them.”
Bryan Elliot, Raymond James; 4-Jun-2013
“We remain impressed with Cracker Barrel’s strong operating
performance in recent quarters despite tough comparisons,
sluggish industry sales, and macro headwinds for consumers,
including the Social Security payroll tax.”
Joseph Buckley, BofA Merrill Lynch; 3-Jun-2013
“Based on the sales success of CBRL’s new salads, we anticipate
“Wholesome Fixin’s” will help CBRL not only generate sales
growth (we estimate an incremental 50bps y/y), but also convert many of the occasional “travel” customers into everyday
“local”
customers that can visit CBRL more often.”
Stephen Anderson, Miller Tabak; 28-Jun-2013
“We expect CBRL to continue to deliver best-in-class results relative to its family dining peers, and argue CBRL management already has addressed Biglari’s concerns about margin
expansion and shareholder returns in the past two years.”
Stephen Anderson, Miller Tabak; 3-Jun-2013
“Cracker Barrel’s management team has successfully
executed plans to grow sales with changes in marketing,
product flow and service. This has occurred in an overall
challenging restaurant sales environment.”
Joseph Buckley, BofA Merrill Lynch; 30-May-2013

STEAK N SHAKE

STEAK N SHAKE

Welcome to Steak 'n Shake

STEAK N SHAKE

STEAK N SHAKE

STEAK N SHAKE

36

It Appears, Sardar Keeps the Focus on Himself

We Believe You Should Vote the White Proxy Card Because…
We have accomplished a great deal over the last two years and have the right Board and management team in place to continue executing against our stated priorities
We have a strong, capable and experienced Board that is committed to the highest standards of corporate governance and works diligently to create new opportunities for enhancing shareholder value via effective capital allocation over the long-term
We offer our guests an unparalleled experience and continue to cater to their needs by refreshing menu categories, reinforcing affordability and launching a new Better-
For-You offering
The nominees brought, again, by Biglari Holdings and its affiliates are not the right fit for our Board
We have concerns based upon Biglari’s corporate governance record that his agenda could harm our shareholders and the Company

Appendix

Reconciliation of GAAP Basis Operating Results to Adjusted
Non-GAAP Operating Results
Twelve Months Ended August 3, 2012 Twelve Months Ended July 29, 2011
As Reported Adjustments 1,2 53rd Week As Adjusted As Reported Adjustments 1,2,4,5 As Adjusted
Total Revenue
$ 2,580,195 $ (51,059) $ 2,529,136
$ 2,434,435 $ 2,434,435
Store Operating Income 337,146 – (11,093) 326,053 305,778 – 305,778
General and Administrative Expenses $146,171 (6,863) (1,370) 137,938 139,222 (2,172) 137,050
Impairment and Store Dispositions, Net
– – – –
(625) 830 205
Operating Income 190,975 6,863 (9,723) 188,115 167,181 1,342 168,523
Interest Expense 44,687 – (811) 43,876 51,490 (5,136) 46,354
Pretax Income
146,288 6,863 (8,912) 144,239
115,691 6,478 122,169
Provision for Income Tax 43,207 2,027 (2,632) 42,602 30,483 1,707 32,190
Net Income $ 103,081 $ 4,836 $ (6,280) $ 101,637 $ 85,208 $4,771 $ 89,979
Earnings Per Share – Basic
$ 4.47 $ 0.21 (0.27) $ 4.41
$ 3.70 $ 0.21 $ 3.91
Earnings Per Share – Diluted $ 4.40 $ 0.21 (0.27) $ 4.34 $ 3.61 $ 0.20 $ 3.81
Source:  Public filings
(1)     Severance, other charges and tax effects related to organizational changes.
(2)     Charges and tax effects of the proxy contest concluded at the Company's annual meeting of shareholders.
(3)     Provision for taxes adjusted to exclude the $2.1 million prior year favorable effect of the retroactive reinstatement of the work opportunity tax credit.
(4) (Charges) Gain and tax effects of impairment net of gain on sale of property.
(5)     Refinancing costs and tax effects related to the Company's $750 million credit facility.
(Unaudited and $ in thousands, except per share data)
Twelve Months Ended August 2, 2013
As Reported Adjustments 1,2,3 As Adjusted
Total Revenue $ 2,644,630 – $ 2,644,630
Store Operating Income
344,786 – 344,786
General and Administrative Expenses 143,262 (5,634) 137,628
Impairment and Store Dispositions, Net
– – –
Operating Income 201,524 5,634 207,158
Interest Expense
35,742 – 35,742
Pretax Income 165,782 5,634 171,416
Provision for Income Tax
48,517 3,847 52,364
Net Income $ 117,265 $ 1,787 $ 119,052
Earning Per Share – Basic
$ 4.95 $ 0.08 $ 5.02
Earning Per Share – Diluted $ 4.90 $ 0.07 $ 4.97

Reconciliation of GAAP Basis Operating Results to Adjusted
Non-GAAP Operating Results (Cont.)
(Unaudited and $ in thousands)
Twelve Months Ended
August 2, 2013
Twelve Months Ended
August 3, 2012
Twelve Months Ended
July 29, 2011
Adjusted Operating Income $ 207,158 $ 188,115 $ 168,523
Depreciation and amortization 66,120 64,467 62,788
Rent Expense 42,349 41,407 39,572
Adjusted EBITDAR $ 315,627 $ 293,989 $ 270,883
Note: See full reconciliation on prior page for additional detail.
(1) See full reconciliation on prior page for additional detail regarding respective adjusted operating income figures.
(2) Rent expense excludes advertising related billboard rentals expenses.
1
2

BIGLARI HOLDINGS INC.

Bob Evans FARMS

The Cheesecake Factory

DARDEN

Denny's

Ruby Tuesday

TEXAS

41

Ticker Company Name Logo
BH Biglari Holdings
BOBE Bob Evans Farms
EAT Brinker International
CAKE The Cheesecake Factory
DRI Darden Restaurants
DENN Denny’s Corporation
RT Ruby Tuesday
TXRH Texas Roadhouse
For purposes of consistency, we are
using the same peer set as last year
We believe this subset of casual
and family dining restaurants
represents the most comparable set
of companies to benchmark Cracker
Barrel’s operational performance
– Leading casual / family dining
concepts
– Operational comparability
– Similar scale
– Geographical proximity
A Note on Peer Set Used for Benchmarking
Peer Set Rationale for Inclusion

✓	✓
	BIGLARI HOLDINGS INC.		✓	✓
	Bob Evans FARMS			✓
			✓	✓
	The Cheesecake Factory			✓
	Cracker Barrel		✓	✓
	CHUCK E. CHEESE'S		✓	✓
		✓		✓
	dineEquity		✓	✓
	Domino's			✓
	DARDEN	✓		✓
				✓

	Jack		✓	✓
		✓		✓
	Panera			✓
	PAPA JOHNS		✓	✓
	RED ROBIN		✓	✓
	Ruby Tuesday		✓	✓
	RUTH'S HOSPITALITY GROUP		✓	✓
		✓		✓
	SONIC		✓	✓
	TEXAS		✓	✓
	Wendy's			✓
	Yum!	✓		✓

42

S&P Restaurant Index Composition
Respective S&P Restaurant Index Constituents
Ticker Company Name Logo
S&P
500
S&P
600
S&P
1,500
BJRI BJ’s Restaurants
BH Biglari Holdings
BOBE Bob Evans Farms
BWLD Buffalo Wild Wings
CAKE The Cheesecake Factory
CBRL Cracker Barrel Old Country Store
CEC CEC Entertainment
CMG Chipotle Mexican Grill
DIN DineEquity
DPZ Domino’s Pizza
DRI Darden Restaurants
EAT Brinker International
Ticker Company Name Logo
S&P
500
S&P
600
S&P
1,500
JACK Jack in the Box
MCD McDonald’s
PNRA Panera Bread Company
PZZA Papa John’s International
RRGB Red Robin Gourmet Burgers
RT Ruby Tuesday
RUTH Ruth’s Hospitality Group
SBUX Starbucks
SONC Sonic
TXRH Texas Roadhouse
WEN The Wendy’s Company
YUM Yum! Brands
Source:  Standard & Poor‘s

Source:  Public filings
Note:  Diagrams simplified for illustrative purposes.  References to SNS Operations denote BH wholly owned subsidiary Steak n Shake Operations.  Pre-Transaction section calculations use CBRL shares outstanding of 23,785,827 as of 28-May-2013 per CBRL Form 10-Q filed 3-Jun-2013 and BH shares outstanding of 1,433,783 per BH Form 10-Q filed 14-May-2013.  Today section uses CBRL shares outstanding of 23,885,495 per CBRL’s definitive proxy statement filed on 2-Oct-2013 and BH shares outstanding of 1,720,602 per BH Schedule 13D/A, filed 24-Sep-2013.
(1)  Reflects share ownership directly by Biglari Holdings and its wholly owned subsidiary Steak n Shake Operations.
Overview of 2013 Biglari Holdings Restructuring
Pre-Transaction Today
G.P.
L.P.
<1%
Wholly Owned Subsidiaries
~ 1% of CBRL
~ 14% of BH
~ 19% CBRL ~ 15% BH ~3% CBRL
100% ~1%
~ 17 % CBRL
Wholly Owned
Subsidiary
Sardar
Biglari
Sardar
Biglari
Biglari
Holdings
Biglari
Capital Corp.
Biglari
Holdings
The Lion
Fund, L.P.
Biglari  Capital
Corp.
BH / SNS
Operations¹
The Lion
Fund I, L.P.
The Lion
Fund II, L.P.
SNS
Operations

Set forth below is an e-mail delivered by Sandra B. Cochran, President and CEO of Cracker Barrel Old Country Store, Inc. (the “Company”), to home office employees of the Company. The e-mail was sent after 7 a.m. Central Time on October 16, 2013.

From: Home Office News

Sent: Wednesday, October 16, 2013 8:56 AM

To: Home Office News

Subject: Proxy Update

From Sandy Cochran

On October 3, Cracker Barrel began mailing its proxy statement for our Annual Meeting of Shareholders that will be held on November 13, 2013. Included in that mailing was a letter to our shareholders urging them to elect the Company’s nine nominees to the Board of Directors, and to, once again, vote against the election of Sardar Biglari and Phil Cooley, Biglari Holdings’ and its affiliates nominees. We also urged shareholders to vote against the non-binding, advisory proposal on a $20 per share special dividend, which was publicly proposed by affiliates of Biglari Holdings last month. Further details about this are included in the letter, and in the news release that is attached, which you can also find on Cracker Barrel’s Investor Relations website.

I want to reinforce the fact that we have in place a long-term plan that is designed to fully realize shareholder value through continued operational excellence and by providing the best possible experience for our 240 million guests – an experience that would not be possible without the daily efforts of our 72 thousand dedicated employees. We will continue to keep you updated on developments concerning the proxy contest, and, in the interim, ask you to maintain your strong operational focus to please our guests and support our employees. Thank you for your continued commitment to making sure we deliver on the promise of the Cracker Barrel experience.

Important Additional Information

Cracker Barrel, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Cracker Barrel shareholders in connection with the matters to be considered at Cracker Barrel’s 2013 Annual Meeting. On October 2, 2013, Cracker Barrel filed a definitive proxy statement (as it may be amended, the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from Cracker Barrel shareholders. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement, including Annex A thereto. Shareholders can obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Cracker Barrel with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of our corporate website at www.crackerbarrel.com.

Set forth below is an e-mail delivered by Sandra B. Cochran, President and CEO of Cracker Barrel Old Country Store, Inc. (the “Company”), to field management employees of the Company. The e-mail was sent after 7 a.m. Central Time on October 16, 2013.

From: Store Operations

Sent: Wednesday, October 16, 2013 9:02 AM

To: Stores — Restaurant Managers; Stores — Retail Managers

Cc: Retail Regional Vice Presidents; Restaurant Regional Vice Presidents; Retail District Managers; Restaurant District Managers

Subject: From Sandy Cochran: Proxy Update

Importance: High

From Sandy Cochran

On October 3rd, Cracker Barrel began mailing its proxy statement for our Annual Meeting of Shareholders that will be held on November 13, 2013. Included in that mailing was a letter to our shareholders urging them to elect the Company’s nine nominees to the Board of Directors, and to, once again, vote against the election of Sardar Biglari and Phil Cooley, Biglari Holdings’ and its affiliates nominees. We also urged shareholders to vote against the non-binding, advisory proposal on a $20 per share special dividend, which was publicly proposed by affiliates of Biglari Holdings last month. Further details about this are included in the letter, and in the news release that is attached, which you can also find on Cracker Barrel’s Investor Relations website.

I want to reinforce the fact that we have in place a long-term plan that is designed to fully realize shareholder value through continued operational excellence and by providing the best possible experience for our 240 million guests – an experience that would not be possible without the daily efforts of our 72 thousand dedicated employees. We will continue to keep you updated on developments concerning the proxy contest, and, in the interim, ask you to maintain your strong operational focus to please our guests and support our employees. Thank you for your continued commitment to making sure we deliver on the promise of the Cracker Barrel experience.

Important Additional Information

Cracker Barrel, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Cracker Barrel shareholders in connection with the matters to be considered at Cracker Barrel’s 2013 Annual Meeting. On October 2, 2013, Cracker Barrel filed a definitive proxy statement (as it may be amended, the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from Cracker Barrel shareholders. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement, including Annex A thereto. Shareholders can obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Cracker Barrel with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of our corporate website at www.crackerbarrel.com.